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                                                                   EXHIBIT 24


                 POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K
            TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

     We, the undersigned Directors of Wesbanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Edward M. George, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of Wesbanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 1993 and any and all amendments thereto in our name and behalf in our capacities as Directors of Wesbanco to enable Wesbanco to comply with the provisions of the Securities & Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of Wesbanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                      TITLE              DATE
- - ---------                                      -----              ----
/s/ James C. Gardill
- - --------------------------------------         Director           March 29, 1994
    James C. Gardill

/s/ Edward M. George
- - --------------------------------------         Director           March 29, 1994
    Edward M. George

/s/ Gilbert S. Bachmann
- - --------------------------------------         Director           March 29, 1994
    Gilbert S. Bachmann

- - --------------------------------------         Director           March __, 1994
    M. M. Boich

/s/ Ray A. Byrd
- - --------------------------------------         Director           March 29, 1994
    Ray A. Byrd

/s/ H. Thomas Corrie
- - --------------------------------------         Director           March 29, 1994
    H. Thomas Corrie

/s/ Walter W. Knauss, Jr.
- - --------------------------------------         Director           March 29, 1994
    Walter W. Knauss, Jr.

/s/ James E. Altmeyer
- - --------------------------------------         Director           March 29, 1994
    James E. Altmeyer

- - --------------------------------------         Director           March __, 1994
    James D. Entress


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- - ------------------------------------------      Director         March __, 1994
    Eric Nelson

/s/ James L. Wareham
- - ------------------------------------------      Director         March 29, 1994
    James L. Wareham

/s/ John J. Paull
- - ------------------------------------------      Director         March 29, 1994
    John J. Paull

- - ------------------------------------------      Director         March __, 1994
    John W. Kepner

/s/ Carter W. Strauss
- - ------------------------------------------      Director         March 29, 1994
    Carter W. Strauss

/s/ John A. Welty
- - ------------------------------------------      Director         March 29, 1994
    John A. Welty

/s/ William E. Witschey
- - ------------------------------------------      Director         March 29, 1994
    William E. Witschey

/s/ Robert H. Martin
- - ------------------------------------------      Director         March 29, 1994
    Robert H. Martin

- - ------------------------------------------      Director         March __, 1994
    Patrick L. Schulte

- - ------------------------------------------      Director         March __, 1994
    Frank K. Abruzzino

- - ------------------------------------------      Director         March __, 1994
    Earl C. Atkins

/s/ Roland L. Hobbs
- - ------------------------------------------      Director         March 29, 1994
    Roland L. Hobbs

/s/ Thomas L. Thomas
- - ------------------------------------------      Director         March 29, 1994
    Thomas L. Thomas

/s/ Stephen F. Decker
- - ------------------------------------------      Director         March 29, 1994
    Stephen F. Decker

- - ------------------------------------------      Director         March __, 1994
    Melvin C. Snyder, Jr.

/s/ C. J. Bradfield
- - ------------------------------------------      Director         March 29, 1994
    C. J. Bradfield

- - ------------------------------------------      Director         March __, 1994
    John D. Kirk

/s/ Christopher V. Criss
- - ------------------------------------------      Director         March 29, 1994
    Christopher V. Criss